                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-31086, 333-31088, 333-31090, 333-55524,
333-49860 and 333-49878.

                                             /s/ Arthur Andersen LLP

Seattle, Washington
March 22, 2001